Exhibit 99.1

Company Pr e s e n t a t i o n F A L L 2 0 2 2

Forward Looking Statements This presentation may contain “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. For such forward - looking statements, we claim the protection of the safe harbor for forward - looking statements contained in the Private Securities Litigation Reform Act of 1995. As used below and throughout this presentation, the words “we”, “us” and “our” may refer to Amesite individually or together with one or more partner companies, as dictated by context. Such statements include, but are not limited to, any statements relating to our growth strategy and product development programs and any other statements that are not historical facts. Forward - looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect our business, operating results, financial condition and stock price. Factors that could cause actual results to differ materially from those currently anticipated include: risks related to our growth strategy; risks relating to the results of research and development activities; our ability to obtain, perform under and maintain financing and strategic agreements and relationships; our dependence on third party suppliers; our ability to attract, integrate, and retain key personnel; the early stage of products under development; our need for and continued access to additional funds; government regulation; patent and intellectual property matters; competition; as well as other risks described in our Securities and Exchange Commission filings. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward - looking statements contained herein to reflect any change in our expectations or any changes in events, conditions or circumstances on which any such statement is based, except as may be required by law. The information contained herein is intended to be reviewed in its totality, and any stipulations, conditions or provisions that apply to a given piece of information in one part of this presentation should be read as applying mutatis mutandis to every other instance of such information appearing herein. © 2 0 2 2 A m e s i t e I nc . A l l R i g h t s R e s e r v e d . 2

# Meet Amesite

Amesite's easy-to-use platform uses artificial intelligence to deliver online learning **better, faster and at lower cost**.



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Highly integrable web-app architecture on best-in-class cloud infrastructure.



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**Artificial Intelligence** (real-time sentiment analysis) is used to report user platform behavior.



FOREFRONT
Global Technologies
Dashboard
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Please select a course to view course analytics:
Artificial Intelligence
Grade Overview
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Select cities for more detail.
0% - 0%
1% - 25%
26% - 50%
51% - 75%
76% - 100%
Vancouver
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Customizable dashboards provide real-time insights into user performance.



80%

Platform Positive Sentiment across partners

**Artificial Intelligence** (real time sentiment analysis) is used to report user platform behavior.

© 2022 Amesite Inc. All Rights Reserved.
3

# AMESITE DELIVERS ONLINE LEARNING USING A DISRUPTIVE TECHNOLOGY AND BUSINESS MODEL THAT CAN SCALE.

https://nces.ed.gov/pubs2022/2022144.pdf
https://www.bestcolleges.com/news/analysis/2021/07/01/how-many-americans-have-college-degrees/
https://www.imls.gov/news/government-doubles-official-estimate-there-are-35000-active-museums-us
https://www.aam-us.org/programs/about-museums/museum-facts-data/
https://www.naics.com/business-lists/counts-by-company-size/
https://www.statista.com/statistics/788521/training-expenditures-united-states/

| Universities and Colleges | Museums | Businesses |
| --- | --- | --- |
| **3,567** U.S. Colleges & Universities | **>35k** US Museums | **75.8K** US Businesses with > 250 employees |
| **94M** U.S. College Alumni | **$2B** Museum spend each year on education activities | **$92.3B** Total spend on workplace training in the US (2021) |

© 2022 Amesite Inc. All Rights Reserved.
4

# Investment Highlights

1. **UNIQUE MODEL FOR ORGANIZATIONS TO DELIVER LEARNING ON THEIR OWN BRANDS:** without having to spend excessively to market to new learners.

2. **PROVEN TECHNOLOGY:** delivering results that organizations need to ensure sustainability of their fundraising / budget allocation.

3. **DISRUPTIVE NEW APPLICATION OF TECHNOLOGY:** to enable efficient, scalable, mass customization to leverage existing infrastructure at high margins.

4. **APPEALING MODEL THAT ENABLES MULTIPLE WINNERS:** Customers can be public and proud to use the solution that supports their brand; Users get a great experience.

5. **WELL-FUNDED PUBLIC AND PRIVATE SECTOR FUNDING THAT CAN SUPPORT AMESITE SALES GROWTH:** delivering better results at a lower cost to Customers.

© 2022 Amesite Inc. All Rights Reserved.
5

# Business Model

## Model: SaaS Flexibility and Scalability, Targeting High Margin + ARR

| | |
|---|---|
| SETUP FEE | **ADAPTABLE:** Platform can incorporate new elements, with Customers paying R&D costs for future products. |
| COURSE CREATION FEE | **FLEXIBLE:** Content is available from global sources, to create sustainable margins and fast delivery. |
| MAINTENANCE FEE | **RELEVANT:** Products are REFRESHED to provide additional differentiation over the publisher model. |
| CONSULTING FEES | **LAUNCH READY:** Guidance on program creation and delivery are available to serve Customers who are new to scaling online. |
| USER FEES | **SCALABLE:** Winning when our Customers win, by leveraging their existing relationships to deliver programs. |

© 2022 Amesite Inc. All Rights Reserved.
6

# Flexible CONTENT

## Amesite's Platform Enables Customers to Onboard Content Easily

**A to Z**
Global talent pool, expert guidance.

**Amesite Can Build** custom content from high school programs to executive learning, contracting with experts and frontline designers – from anywhere.

**1000s**
of existing programs that can be improved

**Customers Can Provide** content that was formerly entrapped in older systems, easily.

**1000s**
of catalog offerings

**Third Parties Can Supply** thousands of programs, either custom-building for Customers, or catalog offerings that can be mixed and matched on the platform.

© 2022 Amesite Inc. All Rights Reserved.
7

# How Amesite SCALES

https://elmlearning.com/blog/how-much-does-employee-training-really-cost/

## Customers Have Purchasing Power for Amesite's Solutions:

USEFUL, RELEVANT AND AFFORDABLE PROGRAMS FOR LEARNERS THAT GENERATE SCALABLE REVENUE!

**Universities: User Purchases, Government and Donor Support**

**Museums: Programmatic Donor Support + Customer Purchases**

**Business: L&D Budgets (Average: $1,071 / Employee)**

## Anticipated growth:

- $ / user / month
- subscriptions

© 2022 Amesite Inc. All Rights Reserved. 8

# Amesite: Built for Speed and Efficiency to Meet Our Partners' Needs

**V5** Amesite's V5 platform is now on Microsoft's Azure Cloud - enabling **scalability**, **speed,** and **best-in-class infrastructure, along with a complete eCommerce solution!**

**24h** or less Is the delivery time now for a custom-branded, enterprise scale system for our customers – **offering unparalleled speed.**

**30d** launches of custom content are available, because **Amesite's easy-to-use platform and flexible business model enable fast, high quality content creation.**

**1,000s** of APIs can be integrated with Amesite's platform because **Amesite uses a modern tech stack and is fully modularized.**

**98%** retention rates across all products have been achieved – **Amesite's customers deliver learning products that work for their users.**

# Amesite & Microsoft

"By empowering Amesite and putting their platform on Microsoft Azure, **we can approach our partner universities around the country and get these solutions out to people who need upskilling courses**."

**Tamer Erzurumlu**
Director of Partner Strategy
Education at Microsoft



Microsoft
Customer Stories
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Amesite scales e-learning, reduces costs on Azure, backed by Azure Database for PostgreSQL
February 1, 2022
Technical Story
Learn More
Azure Database for PostgreSQL
amesite
Amesite Inc. is on a mission to improve the way that the world learns. Its sophisticated online learning ecosystems use AI to mass-customize e-learning and to deliver affordable software as a service (SaaS) and content creation services to businesses, universities, government, and nonprofit organizations that deliver online learning programs. Propelled by a successful IPO (NASDAQ: AMST), Amesite built coast-to-coast sales on the strength of strong user reviews and course retention rates that it delivered for its customers. To retain its competitive advantage, Team Amesite aims to keep setting the bar for higher user engagement and to dramatically speed delivery to its customers.
In search of a new hosting platform, Amesite partnered with Microsoft in a strategic move to ally itself with an agile cloud provider that shares its views on data privacy, security, and cloud-first principles. In addition to migrating its application to Azure infrastructure in just two months, Amesite migrated its data to Azure Database for PostgreSQL, a fully managed service that helped the company to make a seamless move from AWS and Amazon RDS for PostgreSQL. Amesite can now onboard customers in 24 hours or less on an e-learning solution with the scale that it needs to grow—and at half the infrastructure cost.
Customer
Amesite Inc.
Products and Services
Azure Blob Storage
Azure Database for PostgreSQL
Azure Firewall
Azure Monitor
Industry
Professional Services

amesite

© 2022 Amesite Inc. All Rights Reserved.
9

# Technology: Advantages, Differentiation & Opportunity

## AMESITE USES AI TO IMPROVE LEARNING

AI-DRIVEN

AI drives engagement with fresh, relevant content and analytics that give actionable insights.
Amesite's analytics architecture enables agile, continuous improvements.

## AMESITE USES BEST-IN-CLASS CODE AND ARCHITECTURE

SCALABLE & SECURE

Amesite's platform is built with tools that enable integration with thousands of APIs and offers reliable, out-of-the box auto scalability.

## AMESITE TECHNOLOGY SUPPORTS DESIGNS CUSTOMERS LOVE – WITH THE ABILITY TO SCALE

BEST-IN CLASS FEATURES & INTEGRABILITY

If it's easy to code, it's hard to use. If it's easy to use, it's hard to code. Our platform is easy to use because we support accessible design with a flexible, sophisticated codebase.

© 2022 Amesite Inc. All Rights Reserved.
10

# Investment Landscape: Interfaces & Growth

## LEARNING MANAGEMENT SYSTEMS

Amesite uniquely focuses on the user experience, driving success for customers and learners. We are disrupting the "LMS."
Companies: Pluralsight $PS, Stride $LRN, Blackbaud $BLKB

## CONTENT CURATORS, PROGRAM MANAGERS, SERVICE PROVIDERS

We believe that the private sector will continue to spur advancements in learning markets.
Companies: 2U $TWOU, Chegg $CHGG

## PLATFORMS FOR THE FUTURE OF WORK

Amesite brings new data, and insights to other Enterprise SaaS platforms. We believe that the future of work is more digital, more connected and will offer continuous learning.
Companies: Workday $WDAY, Atlassian $TEAM

### AI GROWTH

**$126B by 2025**

### ONLINE EDUCATION GROWTH

**$319B by 2025**

### SAAS FOR BUSINESS GROWTH

**$623B by 2023**

© 2022 Amesite Inc. All Rights Reserved.
11

# Wayne State University: An Online Ecosystem

WAYNE STATE UNIVERSITY

WARRIOR STRONG

Login | Search Engineering...

College of Engineering

Admissions | Academics | Research and innovation | Industry | Careers | Alumni | About

## Courses offered

- Advanced Battery Systems for Vehicles
- Artificial Intelligence
- Autonomous Systems: Function and Coding
- Autonomous Vehicle Technologies
- Coding for Gaming and Gamification
- Cryptocurrency: Blockchain, Bitcoin, and Non-fungible Tokens (NFTs)
- Data Science
- Electric-drive Vehicle Technologies
- Future Infrastructure: Building Back Better
- Future Mobility Models: Business and Technology
- Robotics for Logistics & Manufacturing
- Smart Manufacturing
- Vehicle Connectivity and Internet of Things (IoT)

“**We trust Amesite as a partner committed to helping us in our mission** to serve our youth, with programs that will set them on a course to bring them economic success **and bring our city and state greater talent, and growth.**”

**Dr. Farshad Fotouhi**
Dean of Engineering,
Wayne State University

# Collaborations Available to Expand to GROUPS of Universities

NAFEO
National Association For Equal Opportunity In Higher Education

- Amesite and NAFEO are collaborating to raise support for multiple Colleges and Universities
- NAFEO represents 106 HBCUs and 81 PBIs, and its Members

| Enroll | Support |
|---|---|
| **700,000** | **7M** |
| Students | Alumni |

“**Amesite is uniquely capable of supporting this mission because of their technology, services, and track record.** Their LCE$^{SM}$ can support NAFEO and its partner HBCUs in delivering their own branded and sustainable programs **to reach millions of learners around the globe.**”

**Lezli Baskerville, Esq.**
Chief Executive Officer
NAFEO

© 2022 Amesite Inc. All Rights Reserved.
12

# Recent Partnerships and Impact:

# >98% retention

## CUNY

**Delivering professional learning** for the **largest urban university system** in the United States.

## EWIE Group of Companies (EGC)

**Employee training that enables global tracking** for a company whose products and services are used at **over 250 manufacturing facilities across the globe.**

## Conner Prairie

**Founded by Eli Lilly, they are providing learning to a global community** and aim to change the way **the world views and uses museums.**

© 2022 Amesite Inc. All Rights Reserved.
13

CUSTOM CONTENT LICENSED CONTENT UPGRADED FEATURES CUSTOM CONTENT STANDARD FEATURES W A T C H T H E M W S E C A S E S T U D Y W A T C H T H E W S U C A S E S T U D Y Case Studies: Flexible Use © 2022 Amesite Inc. All Rights Reserved. 14

# People & Growth



- Strong ability to attract talent
- Building bench strengths and partnerships in Sales and Marketing
- Aligning technical work to disrupt markets and serve our customers amesite

We are honored to be among the winners of the following workplace and technical awards, including four national workplace excellence awards.


THE WALL STREET JOURNAL.

WEDNESDAY, FEBRUARY 16, 2022 - VOL. CCLXXIX NO. 38

Congratulations!

To the Best and Brightest Companies To Work For® In The Nation

THE TOP 101 COMPANIES IN THE NATION

THE BEST AND BRIGHTEST IN THE NATION

BEST AND BRIGHTEST IN WELLNESS WINNER 2022

BEST AND BRIGHTEST COMPANIES TO WORK FOR IN THE NATION WINNER 2021

METROPOLITAN DETROIT'S BEST AND BRIGHTEST COMPANIES TO WORK FOR WINNER 2021

THE NATION'S BEST AND BRIGHTEST IN WELLNESS WINNER 2021

BEST AND BRIGHTEST COMPANIES TO WORK FOR IN THE NATION WINNER 2020

BEST AND BRIGHTEST IN WELLNESS WINNER 2021

WINNER 2019 BEST AND BRIGHTEST IN WELLNESS

METROPOLITAN DETROIT'S BEST AND BRIGHTEST COMPANIES TO WORK FOR WINNER 2019

METROPOLITAN DETROIT'S BEST AND BRIGHTEST COMPANIES TO WORK FOR WINNER 2020

BIG INNOVATION 2020

THE NATION'S BEST AND BRIGHTEST IN WELLNESS WINNER 2020

© 2022 Amesite Inc. All Rights Reserved.

15

# Leadership & Board

FINANCE

TECH & IP

PEOPLE & GROWTH



**Dr. Ann Marie Sastry**

**Founder, Chair & CEO**

- Former CEO and co-Founder of Sakti3 (acquired by Dyson in 2015 for $90M)
- Recognized by President Obama at the White House in 2015 for her technology entrepreneurship
- Her technology and business work have been featured in *WSJ, Fortune, Forbes, The Economist, USA Today, The New York Times* and on the cover of *Inc.*
- Arthur F. Thurnau Professor (UM's highest teaching honor) at the University of Michigan, 17 years
- Recognized with some of the highest honors in her scientific fields
- Co-authored over 100 publications and 100 patents and filings and delivered over 100 invited lectures and seminars globally (NIH, NSF, NAE, MIT, Stanford, UC Berkeley, Oxford, Cambridge, etc.)
- Serves on the Boards of the International Council on Clean Transportation (ICCT), the Alpha House Family Homeless Shelter, Laidlaw & Company, among others
- Holds PhD and MS degrees from Cornell University, and a BS from the University of Delaware, all in Mechanical Engineering



**Anthony Barkett, J.D.**



**Barbie Brewer**



**J. Michael Losh**



**Gilbert S. Omenn, MD, Ph.D.**



**Richard Ogawa, J.D.**



**George Parmer**

amesite

© 2022 Amesite Inc. All Rights Reserved.

16

# Revenue

*FY Q3 2022*
*10-Q March 31, 2022*

## 2X

**Trailing 12 months (3/31/2022 over 3/31/2021)**

## $1.8M

**Total Contract Value Since Inception**

## Building Revenue:

- Key Staff Positions Filled
- Company Is Diversifying Our Customer Base
- Large Addressable Markets in Four Sectors: Enterprise, Higher Ed, Nonprofit and Government

© 2022 Amesite Inc. All Rights Reserved.
17

# Financial Position

*FY Q3 2022*
*10-Q March 31, 2022*

**$8.9M**
Cash On Hand as of March 31, 2022

**$0**
Debt

**$1.4M**
Operating Cash Used Q3 2022

**$15.0M**
Cash Remaining on Equity Line

## Amesite's Financial Position:

- Good Liquidity
- No Debt
- Equity Line to Raise as Needed, Subject to Limits
- Includes $3M Equity Raised (Feb. 2022)

© 2022 Amesite Inc. All Rights Reserved.
18

SL I D E T I T LE T H A N K Y OU . F O L L O W O U R P RO G RE S S F O R R ES O U R C E S F O R I N V ES T M E N T © 2022 Amesite Inc. All Rights Reserved. 19